Rule 497(d)

                                    FT Series

                          Supplement to the Prospectus


Notwithstanding anything to the contrary in the Prospectus, on or about
November 1, 2008, First Trust Portfolios L.P.'s principal offices will be located at 120 East Liberty Drive, Wheaton, Illinois 60187; telephone number
(800) 621-1675. In addition, on or about November 1, 2008, the FTPS Unit Servicing Agent, FTP Services LLC, and Evaluator, First Trust Advisors L.P., for your Trust will also be located at 120 East Liberty Drive, Wheaton, Illinois 60187.

October 23, 2008